Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Statements of Operations
Revenue	$ 0	$ 0
Operating Expenses
Professional Fees	74,521	28,174
Exploration Expenses - Related Party	12,234	3,656
Exploration Expenses	33,756	18,028
Consulting Fees - Related Party	120,000	76,500
Consulting Fees	560,880	0
Transfer Agent And Filing Fees	27,893	19,908
Travel	12,711	9,003
General And Administrative Expenses	13,789	4,051
Total Operating Expenses	855,784	159,320
Loss From Operations	(855,784)	(159,320)
Other Income (expenses)
Change In Fair Value Of Marketable Securities	(987,489)	0
Other Income	98,000	0
Total Other Income (expense)	(889,489)	0
Loss Before Income Taxes	(1,745,273)	(159,320)
Provision For Income Taxes	0	0
Net Loss	$ (1,745,273)	$ (159,320)
Net Loss Per Share: Basic And Diluted	$ (0.02)	$ (0.00)
Weighted Average Number Of Shares Outstanding: Basic And Diluted	99,843,819	95,651,644